SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 Form 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
August 27, 2001 Date of Report (Date of earliest event reported)
PepsiCo, Inc. (Exact name of registrant as specified in its charter)
North Carolina (State or other jurisdiction of incorporation)

1-1183 (Commission File Number)	13-1584302 (IRS Employer Identification No.)
700 Anderson Hill Road, Purchase, New York 10577 (Address of Principal Executive Offices) Registrant's telephone number, including area code: (914) 253-2000

Item 5. Other Events

As previously reported in our Form 8-K dated August 8, 2001, we completed a merger transaction on August 2, 2001, which resulted in The Quaker Oats Company (Quaker) becoming a wholly-owned subsidiary of PepsiCo. Under the merger agreement dated December 2, 2000, Quaker shareholders received 2.3 shares of PepsiCo common stock for each share of Quaker common stock, including a cash payment for fractional shares. We issued approximately 306 million shares of our common stock in exchange for all the outstanding common stock of Quaker.

The transaction was accounted for as a tax-free transaction and as a pooling-of-interests under Accounting Principles Board Opinion No. 16, Business Combinations.

This Form 8-K makes available the supplemental consolidated balance sheets as of December 30, 2000 and December 25, 1999, and the related supplemental consolidated statements of income, cash flows and common shareholders’ equity for each of the years in the three-year period ended December 30, 2000, together with the related management’s discussion and analysis of results of operations and financial condition and the supplemental selected financial data for each of the years in the five-year period ended December 30, 2000, which are being filed as Exhibit 99.1 and are incorporated herein by reference. Also incorporated herein by reference is the independent auditors’ report filed as part of Exhibit 99.1.

This Form 8-K also makes available the supplemental condensed consolidated balance sheet as of June 16, 2001, the related supplemental condensed consolidated statements of income and comprehensive income for the twelve and twenty-four weeks ended June 16, 2001 and June 10, 2000 and the supplemental condensed consolidated statement of cash flows for the twenty-four weeks ended June 16, 2001 and June 10, 2000, together with the related management’s discussion and analysis of results of operations and financial condition, which are being filed as Exhibit 99.2 and are incorporated herein by reference. Also incorporated herein by reference is the independent accountants’ report filed as part of Exhibit 99.2.

This Form 8-K also makes available the supplemental ratio of earnings to fixed charges for each of the years in the five-year period ended December 30, 2000 in Exhibit 12.1 and for the twenty-four weeks ended June 16, 2001 and June 16, 2000 in Exhibit 12.2 which are both incorporated herein by reference.

The supplemental consolidated financial statements and schedules give retroactive effect to the merger of PepsiCo, Inc. and The Quaker Oats Company on August 2, 2001, which has been accounted for as a pooling-of-interests as described in Note 1 to the supplemental consolidated financial statements in Exhibit 99.1. Generally accepted accounting principles prohibit giving effect to a consummated business combination accounted for by the pooling-of-interests method in financial statements until financial statements are issued for a period which includes the date of consummation. These financial statements and schedules do not extend through the date of consummation. However, they will become the historical consolidated financial statements and schedules of PepsiCo, Inc. and subsidiaries after financial statements covering the date of consummation of the business combination are issued.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial statements of businesses acquired.

The required financial statements of businesses acquired as of December 31, 1999 and 2000 and for each of the years in the three-year period ended December 31, 2000 are not being filed with this report on Form 8-K because this information is substantially the same as that which was incorporated as part of the joint proxy statement/prospectus dated March 15, 2001. This information is incorporated herein by reference.

The required financial statements of businesses acquired as of June 30, 2001 and for the six and three months ended June 30, 2001 and 2000 are being filed as Exhibit 99.3 and are incorporated herein by reference.

(b)   Pro forma financial information.

The required pro forma financial information for each of the years in the three-year period ended December 30, 2000 is not being filed with this report on Form 8-K because this information is substantially the same as that which was included in the joint proxy statement/prospectus dated March 15, 2001. This information is incorporated herein by reference.

The required pro forma financial information as of June 16, 2001 and for the twenty-four weeks ended June 16, 2001 and June 10, 2000 is being filed as Exhibit 99.4 and is incorporated herein by reference.

(c) Exhibits.
12.1	Supplemental Ratio of Earnings to Fixed Charges for each of the years in the five-year period ended December 30, 2000
12.2	Supplemental Ratio of Earnings to Fixed Charges for the twenty-four weeks ended June 16, 2001 and June 10, 2000
15	Accountants' Acknowledgement
23.1	Consent of KPMG LLP
23.2	Consent of Arthur Andersen LLP
99.1	Audited supplemental financial statements as of December 30, 2000 and December 25, 1999, and for each of the years in the three-year period ended December 30, 2000 and related Management’s Discussion and Analysis of Operations and Financial Condition and the Supplemental Selected Financial Data
99.2	Unaudited supplemental financial statements as of June 16, 2001 and June 10, 2000 and for the twelve and/or twenty-four weeks ended June 16, 2001 and June 10, 2000 and related Management’s Discussion and Analysis of Operations and Financial Condition
99.3	Financial statements of The Quaker Oats Company and Subsidiaries as of June 30, 2001 and for the six and three months ended June 30, 2001 and 2000
99.4	Unaudited Pro Forma Condensed Combined Financial Information as of June 16, 2001 and for the twenty-four weeks ended June 16, 2001 and June 10, 2000
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.
PepsiCo, Inc. (Registrant)
Date: August 27, 2001	/S/ PETER A. BRIDGMAN Peter A. Bridgman Senior Vice President and Controller
Date: August 27, 2001	/S/ LAWRENCE F. DICKIE Lawrence F. Dickie Vice President, Associate General Counsel and Assistant Secretary
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INDEX TO EXHIBITS
Exhibit Number

Description

Page Reference

12.1	Supplemental Ratio of Earnings to Fixed Charges for each of the years in the five-year period ended December 30, 2000	7
12.2	Supplemental Ratio of Earnings to Fixed Charges for the twenty-four weeks ended June 16, 2001 and June 10, 2000	8
15	Accountants' Acknowledgement	9
23.1	Consent of KPMG LLP	10
23.2	Consent of Arthur Andersen LLP	11
99.1	Audited supplemental financial statements as of December 30, 2000 and December 25, 1999, and for each of the years in the three-year period ended December 30, 2000, and related Management's Discussion and Analysis of Operations and Financial Condition and the Supplemental Selected Financial Data	12 - 73
99.2	Unaudited supplemental financial statements as of June 16, 2001 and June 10, 2000 and for the twelve and/or twenty-four weeks ended June 16, 2001 and June 10, 2000, and related Management's Discussion and Analysis of Operations and Financial Condition	74 - 102
99.3	Financial statements of The Quaker Oats Company and Subsidiaries as of June 30, 2001 and for the six and three months ended June 30, 2001 and 2000	103 - 117
99.4	Unaudited Condensed Combined Pro Forma Financial Information as of June 16, 2001 and for the twenty-four weeks ended June 16, 2001 and June 10, 2000	118 - 123
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